Exhibit 4.1


  COMMON STOCK                                     COMMON STOCK
     NUMBER                                           SHARES






                         LIFE CRITICAL CARE CORPORATION

INCORPORATED UNDER THE LAWS OF                     SEE REVERSE FOR
   THE STATE OF DELAWARE                           CERTAIN DEFINITIONS

    THIS CERTIFIES THAT




  is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF LIFE CRITICAL CARE CORPORATION

transferable  on the  books of the  Corporation  in  person  or by duly
authorized  attorney  upon  surrender  of  this  Certificate   properly
endorsed.

      This  Certificate  is  not  valid  unless   countersigned  and registered
by the Transfer Agent and Registrar.

      WITNESS  the  facsimile  seal  of  the   Corporation  and  the facsimile
signatures of its duly authorized officers.

Dated:

                                      SEAL

       SECRETARY                                                   PRESIDENT

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common    UNIF GIFT MIN ACT -- ........Custodian.......
TEN ENT -- as tenants by the entireties                  (Cust)          (Minor)
JT TEN  -- as joint tenants with right of          under Uniform Gifts to Minors
           survivorship and not as tenants         Act..........................
           in common                                            (State)

    Additional abbreviations may also be used though not in the above list.


  FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------------

-----------------------------------------



--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


---------------------------------------------------------------------  __ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _________________________________________________





                                         ---------------------------------------
                                NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

----------------------------------------------------
THE SIGNATURES(S)  SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR  INSTITUTION (BANKS,  STOCKBROKERS,  SAVINGS
AND LOAN  ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17 Ad-15.